SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of report
                       (Date of earliest event reported):
                               November 19, 2003

                       PowerHouse Technologies Group, Inc.
           ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                   333-5278-NY             94-3334052
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   (State or other jurisdiction       (Commission File       (I.R.S. Employer
        of incorporation)                 Number)          Identification No.)

              2694 Bishop Drive, Suite 270
                  San Ramon, California                           94583
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        (Address of principal executive offices)                (Zip Code)

                                 (925) 328-1100
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              (Registrant's telephone number, including area code)



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Item 4. Changes in Registrant's Certifying Accountant

(a)   Previous Independent Accountant

      On November 21, 2003, PowerHouse Technologies Group, Inc. (the "Company") filed a Form 8-K (the "Form 8-K") with the Securities and Exchange Commission disclosing that the Company had dismissed Kenny H. Lee CPA Group, Inc. ("Lee") as its independent accountant effective November 19, 2003. The Company provided Lee a copy of the Form 8-K and requested Lee to furnish a letter addressed to the Securities and Exchange Commission stating whether Lee agreed with the statements contained in the Form 8-K and, if not, stating the respects in which Lee did not agree. A letter from Lee expressing his agreement with the statements contained in the Form 8-K is attached hereto as Exhibit 16.1

Item 7. Financial Statements and Exhibits

(c)   Exhibits

      16.1  Letter of Kenny H. Lee CPA Group, Inc.



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                                  Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PowerHouse Technologies Group, Inc.



Date:  December 10, 2003                 /s/ Jay Elliot
                                         ------------------------------
                                         Name: Jay Elliot
                                         Title: Chief Executive Officer





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                     PowerHouse Technologies Group, Inc.

                                   Form 8-K

                                Exhibit Index

Exhibit No.       Description

16.1              Letter of Kenny H. Lee CPA Group, Inc.